Mainland China Contribution plan	12 Months Ended
Jun. 30, 2013
Defined Benefit Plan, Funded Status of Plan [Abstract]
Compensation and Employee Benefit Plans, Other than Share-based Compensation [Text Block]
22.	Mainland China Contribution plan

The Group's full time employees of the Group in the PRC participate in a government-mandated multiemployer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. PRC labor regulations require the Group to accrue for these benefits based on certain percentages of the employee's salaries. The total contributions for such employee benefits were RMB5,467,831, RMB10,496,857 and RMB17,510,119 (US$2,853,019) for the years ended June 30, 2011, 2012 and 2013, respectively.